UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 29, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                               41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)


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ITEM 5.           OTHER EVENTS

                  On June 28, 2001, Minnesota Corn Processors, LLC held its Annual Meeting at Jackpot Junction in Morton, MN. At the meeting, Dan Thompson, President and Chief Executive Officer announced that earnings for the first two months of the second quarter of 2001 are $6.5 million and that earnings for the quarter are expected to total between $9-$10 million.

                  A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1 Press release dated June 28, 2001 announcing preliminary second quarter profits


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   MINNESOTA CORN PROCESSORS, LLC





Dated: June 29, 2001

                                   By /S/ DANIEL H. STACKEN
                                      ------------------------------------------
                                      Daniel H. Stacken
                                      Vice President and Chief Financial Officer


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